                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 8, 2003
                Date of Report (Date of earliest event reported)

                               ACXIOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  0-13163                   71-0581897
 (State or Other Jurisdiction    (Commission File             (IRS Employer
      of Incorporation)               Number)               Identification No.)

  1 Information Way, P.O. Box 8180, Little Rock, Arkansas      72203-8180
        (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: 501-342-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  99.1     Press Release dated April 8, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.      Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 8, 2003, Acxiom Corporation (the "Company") issued a press release announcing that it anticipates  that revenue and earnings for the fourth quarter of fiscal  2003  ended  March 31,  2002 will be below the  Company's  previously stated expectations. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

     The  Company's  press  release and other  communications  from time to time include certain non-GAAP financial  measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial  performance,  financial position or cash flows that excludes (or includes)  amounts that are included in
(or excluded from) the most directly comparable measure calculated and presented in accordance  with GAAP in the  Company's  financial  statements.  The attached press  release  utilizes a measure of earnings per share before giving effect to certain write-offs that were taken during the period.

     The Company's  management  believes that the  presentation  of earnings per share (before  write-offs)  provides useful information  regarding the Company's financial  performance and earnings potential by calculating and quantifying the effect of certain write-offs on earnings per share calculated in accordance with
GAAP and  gives  investors  insight  into  the  profitability  of the  Company's operating  business.  Management  also  believes  that the  presentation  of the non-GAAP  financial  measure is consistent  with its past  practice,  as well as industry practice in general,  and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.

     The non-GAAP  financial  measure used by the Company in the attached  press release  may not be  comparable  to  similarly  titled  measures  used by  other companies  and should not be  considered  in isolation  or as a  substitute  for measures of performance prepared in accordance with GAAP.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:   April 8, 2003

                                     ACXIOM CORPORATION

                                     By:      /s/ Jerry C. Jones
                                        ----------------------------------------
                                     Name:    Jerry C. Jones
                                     Title:   Business Development/Legal Leader

                                  EXHIBIT INDEX

    Exhibit Number                       Description

         99.1           Press Release of the Company dated April 8, 2003.